                                            Scotia Pacific Company LLC
                                       Timber Collateralized Notes due 2028

                                        Note Payment Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Note Payment Noteholder Certificate is
delivered pursuant to Section 4.6 of the Indenture.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------

A.       The following summarizes the amounts being paid to the
         Holders of the Timber Notes on January 21, 2003,
         pursuant to the Indenture:

1.       Interest (other than interest on Premiums) paid
         Class A-1 Timber Notes                                                  $3,379,210.65                     $21.03
         Class A-2 Timber Notes                                                  $8,645,760.00                     $35.55
         Class A-3 Timber Notes                                                 $17,862,065.40                     $38.55

2.       Principal Paid
         Class A-1 Timber Notes                                                 $14,015,026.00 1                   $87.21
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

3.       Interest on Premiums paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

------------------------------------

1        This principal payment is being funded from the Scheduled Amortization Reserve Account.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
4.       Prepayment Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

5.       Deficiency Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

6.       Non-Registration Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

B.       Additional data prior to giving effect to the above payments:

1.       Principal balance of Timber Notes prior to
         payment
         Class A-1 Timber Notes                                                $103,182,005.00                    $642.08
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

C.       Additional data after giving effect to the above payments:

1.       Principal balance of Timber Notes after payment
         Class A-1 Timber Notes                                                 $89,166,979.00                    $554.87
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------

2.       Principal balance if Timber Notes were paid in accordance with
         Scheduled Amortization
         Class A-1 Timber Notes                                                 $89,166,979.00                    $554.87
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

3.       Amount of Amortization paid ahead of Scheduled Amortization for any Class of Timber Notes (No. 2 - No. 1, if No. 2 is
         greater than No. 1 for any Class of Timber Notes)
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

4.       Amount of Amortization which is behind Scheduled Amortization for any Class of Timber Notes (No. 1 - No. 2, if No. 1 is
         greater than No. 2 for any Class of Timber Notes)
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

5.       Accrued and unpaid Prepayment Premiums, if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
6.       Accrued and unpaid Deficiency Premiums, if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

7.       Accrued and unpaid Non-Registration Premiums, if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

8.       Is a Trapping Event continuing as of the Note
         Payment Date?                                                             X        No                        Yes
                                                                        -------------------        ------------------

9.       Does a Cash Retention Event exist as of the Note                          X        No                        Yes
         Payment Date?                                                  -------------------        ------------------

                  Prevailing SBE Price Data for 6 months ended
                              July - December, 2002

Old Growth Redwood                                     $   469 / Mbf
Young Growth Redwood                                   $   389 / Mbf
Old Growth Douglas Fir                                 $   259 / Mbf
Young Growth Douglas Fir                               $   229 / Mbf
Whitewoods                                             $    71 / Mbf

Note:    Assumes an average size-quality category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages: Cat -
         35%; Yarder/Skyline - 60%; and Helicopter - 5%